AMENDMENT NO. 1 TO
                           PROXY STATEMENT PURSUANT TO
              SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant Check the appropriate box:

   [X]  Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
   [ ]  Definitive Proxy Statement
   [ ]  Definitive Additional Materials
   [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12


                            VEGA-ATLANTIC CORPORATION
                ________________________________________________
                (Name of Registrant as Specified in its Charter)


________________________________________________________________________________
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:________.
     (2)  Aggregate number of securities to which transaction applies:________.
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):_______.
     (4)  Proposed maximum aggregate value of transaction:_____.
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
     Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.
     (1)  Amount previously paid:______
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     (3)  Filing Party:
     (4)  Date Filed:


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


                            VEGA-ATLANTIC CORPORATION
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 8, 2003


     Notice is hereby given that a special meeting (the "Meeting") of the shareholders (the "Shareholders") of Vega-Atlantic Corporation, a Colorado corporation (the "Company") will be held at 2:00 p.m. on August 8, 2003, at 435 Martin Street, Suite 2000, Blaine, Washington 98320, and any adjournments or postponements thereof for the following purposes:

     1. To approve a proposed amendment (the "Amendment") to the Company's Articles of Incorporation, as amended (the "Articles"), to effectuate a proposed change in name of the Company (the "Name Change") to such name as may be approved by the Board of Directors of the Company in its sole and absolute discretion;

     2. To approve a proposed stock option plan for key personnel of the Company (the "Stock Option Plan");

     3. To ratify the prior actions by shareholders of the Company taken pursuant to a written consent dated March 25, 2003 approving a reverse stock split of one-for-twenty of the Company's issued and outstanding shares of Common Stock effectuated approximately April 2, 2003 (the "Reverse Stock Split"); and

     4. To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

     Only Shareholders of record at the close of business on June 30, 2003 shall be entitled to notice of and to vote at the Meeting or any adjournments thereof. All Shareholders are cordially invited to attend the Meeting in person.


                                         By Order of the Board of Directors


                                         Grant Atkins, President


June 18, 2003
Blaine, Washington








IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.


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


                            VEGA-ATLANTIC CORPORATION
                          435 Martin Street, Suite 2000
                            Blaine, Washington 98320

                                 PROXY STATEMENT
                                      DATED
                                  JUNE 18, 2003

                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 8, 2003

                                     GENERAL

     This proxy statement (the "Proxy Statement") is being furnished to the shareholders of Vega-Atlantic Corporation, a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") from holders (the "Shareholders") of outstanding shares of common stock, $0.00001 par value, of the Company (the "Common Stock"), for use at the special meeting of the Shareholders to be held at 2:00 P.M. on August 8, 2003, at 435 Martin Street, Suite 2000, Blaine, Washington 98320, and any adjournments or postponements thereof (the "Meeting"). This Proxy Statement, Notice of Meeting of Shareholders and the accompanying Proxy Card and Form 10-KSB Annual Report for the fiscal year ended March 31, 2003, are first being mailed to Shareholders on or about July 15, 2003.


                       VOTING SECURITIES AND VOTE REQUIRED

     Only Shareholders of record at the close of business on June 30, 2003 (the "Record Date") are entitled to notice of and to vote the shares of Common Stock, $0.00001 par value, of the Company held by them on such date at the Meeting or any and all adjournments thereof. As of the Record Date an aggregate 1,106,778 shares of Common Stock were outstanding. There was no other class of voting securities outstanding at that date.

     Each share of Common Stock held by a Shareholder entitles such Shareholder to one vote on each matter that is voted upon at the Meeting or any adjournments thereof.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Assuming that a quorum is present, (i) the affirmative vote of the holders of a majority of the shares of Common Stock outstanding will be required to approve the proposed amendment (the "Amendment") to the Company's Articles of Incorporation, as amended (the "Articles ) to effectuate the proposed change in name of the Company (the "Name Change") to such name as may be approved by the Board of Directors of the Company in its sole and absolute discretion; (ii) the affirmative vote of the holders of a majority of the shares of Common Stock outstanding will be required to approve the proposed stock option plan for the Company (the "Stock Option Plan"); and (iii) the affirmative vote of the holders of a majority of the shares of Common Stock outstanding will be required to ratify the prior actions of the shareholders taken pursuant to a written consent dated March 25, 2002 approving a reverse stock split of one-for-twenty of the Company's issued and outstanding shares of Common Stock effectuated approximately April 2, 2003 (the "Reverse Stock Split").

     Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business; however, abstentions will have the effect of a negative vote on the proposals being submitted at the Meeting. Abstentions may be specified on all proposals. A broker "non-vote" will have no effect on the outcome of any of the proposals.

     If the accompanying proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxyholders in the accompanying Proxy will vote "FOR" approval of the proposed Amendment to the Company's Articles to effectuate the proposed Name Change of the Company, "FOR" approval of the proposed Stock Option Plan, and "FOR" ratification of the prior actions of the shareholders pursuant to the written conesent approving the Reverse Stock Split, and as recommended by the Board of Directors with regard to any other matters or if no such recommendation is given, in their own discretion. Each Proxy granted by a Shareholder may be revoked by such Shareholder at any time thereafter by writing to the Secretary of the Company prior to the Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall be been cast pursuant to the authority conferred by such Proxy.

     The cost of soliciting these Proxies, consisting of the printing, handling, and mailing of the Proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy materials to the beneficial owners of the shares of Common Stock, will be paid by the Company.

     In order to assure that there is a quorum it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit Proxies by telephone or telegraph or in person. These persons will receive no extra compensation for their services.


                    DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS
                               AND CONTROL PERSONS

CURRENT OFFICERS AND DIRECTORS

     As of the date of this Proxy Statement the directors and executive officers of the Company are as follows:

    Name                    Age                 Position with the Company
____________                ___             ___________________________________

Grant Atkins                 42             Director, President/Chief Executive
                                            Officer, Secretary and Treasurer/
                                            Chief Financial Officer

     GRANT ATKINS has been the President/Chief Executive Officer, Secretary, Treasurer/Chief Financial Officer and a director of the Company since October 15, 1998. For the past six years Mr. Atkins has been self-employed and has acted as a financial and project coordination consultant to clients in government and private industry. Mr. Atkins has extensive multi-industry experience in the fields of finance, administration and business development. During 1998 and 1999 Mr. Atkins was a consultant through the private management consulting companies of TriStar Financial Services Inc. and Investor Communications International, Inc. Mr. Atkins is also a member of the Board of Directors of Intergold Corporation, a publicly traded corporation formerly engaged in the exploration of gold and silver, a member of the Board of Directors of Petrogen Corp., a publicly traded corporation.

AUDIT COMMITTEE

     As of the date of this Proxy Statement the Company has not appointed members to an Audit Committee. As of the date of this Proxy Statement no Audit Committee exists. Therefore, the role of an Audit Committee has been conducted by the Board of Directors of the Company.

     The Company intends to establish an Audit Committee with additional appointments to the Board of Directors of the Company, as the case may be. When established, the Audit Committee will be comprised of at least two disinterested members of the Board of Directors of the Company. When established, the Audit Committee's primary function will be to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities will be:
(i) to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (ii) to review and appraise the audit efforts of the Company's independent accountants; (iii) to evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (iv) to oversee management's establishment and enforcement of financial policies and business practices; and (v) to provide an open avenue of communication among the independent accountants, management and the Board of Directors.

     The Board of Directors of the Company has considered whether the provision of such non-audit services would be compatible with maintaining its principal independent accountant's independence. The Board of Directors considered whether the Company's principal independent accountant was independent, and concluded that its principal independent accountant for the previous fiscal years ended March 31, 2002 and March 31, 2003, was independent.

AUDIT FEES

     During the fiscal year ended March 31, 2003, the Company incurred approximately $13,000 in fees to its principal independent accountant for professional services rendered in connection with preparation and audit of the Company's financial statements for fiscal year ended March 31, 2003 and for the review of the Company's financial statements for the quarters ended June 30, 2002, September 30, 2002 and December 31, 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During the fiscal year ended March 31, 2003, the Company did not incur any fees for professional services rendered by its principal independent accountant for certain information technology services which may have included, but were not limited to, operating or supervising or managing the Company's information or local area network or designing or implementing a hardware or software system that aggregate source data underlying the financial statements.

ALL OTHER FEES

     During the fiscal year ended March 31, 2003, the Company did not incur any other fees for professional services rendered by its principal independent accountant for all other non-audit services which have included, but were not limited to, tax-related services, actuarial services or valuation services.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares of Common Stock shown.



NAME                             POSITION      AMOUNT AND NATURE OF   PERCENT OF
                                               BENEFICIAL OWNERSHIP   OWNERSHIP
________________________________________________________________________________
                                                          (1)(2)
Alexander W. Cox                Shareholder          216,165           19.19%
428-755 Burrard St.
Vancouver, British Columbia
V6Z 1X6 Canada

                                                          (2)(3)
Pacific Rim Financial Inc.      Shareholder           56,665            5.03%
60 Market Square
P.O. Box 364
Belize City, Belize

                                                          (1)(2)(4)
Investor Communications         Shareholder          303,562           26.94%
 International, Inc.
435 Martin Street, Suite 2000
Blaine, Washington 98320

                                                          (1)(2)
TriStar Financial               Shareholder           60,811           5.40%
Services Inc.
435 Martin Street, Suite 2000
Blaine, Washington 98230

                                                          (2)(5)
Brent Pierce                    Shareholder           70,312            6.24%
16377 Lincoln Woods Court
Surrey, British Columbia
Canada V3S 0J8

                                                          (1)(2)
All officers and directors      Shareholder              250           .0002%
 as a group (1 person)

________________________________
(1)  These are restricted shares of Common Stock.

(2) Shares held of record have been adjusted to take into account the Reverse Stock Split effected approximately April 2, 2003.
(3) Of the 56,665 shares of Common Stock held of record by Pacific Rim Financial Inc., approximately 15,000 are free trading.
(4) The Company and Investor Communications International, Inc. ("ICI") entered into a two-year consulting services and management agreement dated April 1, 1999 and renewed on April 1, 2001 for an additional two-year period (the "Consulting Agreement"), pursuant to which ICI performs a wide range of management, administrative, financial, marketing and public company services for the Company.
(5) Of the 70,312 shares of Common Stock held of record by Brent Pierce, approximately 14,512 are free trading.


                             EXECUTIVE COMPENSATION

     As of the date of this Proxy Statement, none of the officers or directors of the Company are compensated for their roles as directors or executive officers of the Company as the Company is only in the development stage and has not yet realized substantial revenues from business operations. Officers and directors of the Company, however, are reimbursed for any out-of-pocket expenses incurred by them on behalf of the Company. None of the Company's directors or executive officers are party to employment agreements with the Company. The Company presently has no pension, health, annuity, insurance, stock options, profit sharing or similar benefit plans.

     Grant Atkins, the current President, Secretary, Treasurer and director of the Company, derives remuneration from the Company indirectly through ICI, which provides a wide range of financial, consulting, administrative and management services to the Company on a month-to-month basis as needed.

     During the fiscal year ended March 31, 2003, the Company incurred approximately (i) $375,250 for amounts due and owing for managerial, administrative, financial and consulting services rendered by ICI; (ii) $27,483 as accrued interest; and (iii) $19,957 as advances payable. During the fiscal year ended March 31, 2003, the Company repaid $133,200 to ICI. Furthermore, the Company and ICI entered into a settlement agreement dated August 22, 2002 (the "Settlement Agreement") pursuant to which: (i) the Company agreed to settle an aggregate debt of $140,887.31 due and owing to ICI as of August 22, 2002, including accrued interest, by the issuance of 4,696,244 pre-Reverse Stock Split shares of its restricted Common Stock at the rate of $0.03 per share (which was the average of the opening and the closing price of the Company's Common Stock trading on the OTC Bulletin Board from July 1, 2002 through August 22, 2002, discounted by 25%); and (ii) ICI agreed to accept the issuance of 4,696,244 pre-Reverse Stock Split shares of restricted Common Stock as settlement and full satisfaction of the aggregate debt due and owing it.

     During the fiscal year ended March 31, 2003, Grant Atkins received an aggregate of $17,325 from ICI for services provided to the Company.


                              CERTAIN TRANSACTIONS

     With the exception of the current contractual relations between the Company and ICI, as of the date of this Proxy Statement the Company has not entered into any other contractual arrangements with related parties. There is not any other currently proposed transaction, or series of the same, to which the Company is a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, 5% Shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

     The officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations, in which they may have an interest, hold an office or serve on the Boards of Directors. The directors of the Company may have other business interests to which they may devote a major or significant portion of their time. Certain conflicts of interest, therefore, may arise between the Company and its directors and officers. Such conflicts are intended to be resolved through the exercise by the directors and officers of judgment consistent with their fiduciary duties to the Company. The officers and directors of the Company intend to resolve such conflicts in the best interests of the Company. The officers and directors will devote their time to the affairs of the Company as necessary.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the United States Securities and Exchange Act (the "Exchange Act") requires the Company's directors and officers, and the persons who beneficially own more than 10% of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that these persons have complied with all applicable filing requirements during the fiscal year ended March 31, 2003.


                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

     With the exception of the current director of the Company, and as of the date of this Proxy Statement, there are no persons identified by management of the Company who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

     As of the date of this Proxy Statement there are no persons who have been a director or officer of the Company since the beginning of the last fiscal year, or are currently a director or officer of the Company, that oppose any action to be taken by the Company.



                                   PROPOSAL 1

                       APPROVAL OF AN AMENDMENT TO THE
                ARTICLES OF INCORPORATION TO EFFECTUATE A CHANGE
                           IN NAME OF THE COMPANY


AMENDMENT TO ARTICLES AND NAME CHANGE

     In accordance with any decision in the future by the Board of Directors of the Company to effectuate any change in the nature of the Company's business operations, the Board of Directors has determined at this time that it may be in the best interests of the Company and its Shareholders to seek approval for a potential Name Change of the Company, and corresponding Amendment to the Articles of the Company, to such resulting name as the Board of Directors of the Company may finally determine, in its sole and absolute discretion, and in the best interests of the Company.

     The objective of the proposed change in corporate name of the Company, or ability of the Board of Directors to change the corporate name to such other resulting name is deemed necessary to more accurately reflect the proposed business activities of the Company in its name. The Company believes that a name change will better communicate to the public the Company's proposed and future nature of business operations.

     The Board of Directors approved a resolution on June 16, 2003 to amend its Articles in accordance with its proposed Name Change, or to such other name as the Board of Directors of the Company may determine, from time to time, in its sole and absolute discretion, subject to Shareholder approval. By approving this proposal the Shareholders will authorize the Board of Directors to amend the Company's Articles name as the Board of Directors may determine, attached as Exhibit A hereto. The amendment presently embodies Article First changing the text to:

     "The name of the corporation is."

     After any Name Change, it is anticipated that the Company's trading symbol for the OTC Bulletin Board and BBX will be changed from "VGAC". After any Name Change it is also anticipated that the Company's trading symbol for the Frankfurt Stock Exchange will be changed from "VGA" (WKN: 936302).

     Management expects formal implementation of the proposed Name Change with the Colorado Secretary of State to be completed as soon as practicable after the effective date of the approval by the Shareholders and the corresponding decision by the Board of Directors of the Company to effectuate any such Name Change.

DESCRIPTION OF BUSINESS

     Vega-Atlantic Corporation, a Colorado corporation (the "Company") The Company, currently trades on the OTC Bulletin Board under the symbol "VGAC" and the Frankfurt Stock Exchange under the symbol "VGA" (WKN: 936302). The Company has previously sought to develop a diversified international resources exploration, development and production program, and was previously engaged in the business of minerals exploration, acquisition and development within the United States and worldwide. Management of the Company currently has an investment opportunity and business acquisition under review and the Company may, subject to due diligence, consummate the transaction. Depending on the outcome of the investment opportunity and acquisition under review, the Company may continue to assess, or proceed into business opportunities outside the resource sector.

CURRENT BUSINESS OPERATIONS

Potential Acquisition Of Transax Limited

         The Board of Directors of the Company recently approved the execution of an Agreement in Principle dated June 19, 2003 (the "Agreement"), as entered into among the Company, Transax Limited, a Colorado corporation ("Transax"), and certain shareholders of Transax. The Agreement, which is presently subject to standard conditions precedent including, without limitation, prior Board of Directors' and shareholders' ratification, due diligence and the negotiation and execution of a formal agreement evidencing the same, among others, is expected to be formalized and consummated before the end of August of 2003.

         In accordance with the terms and conditions of the proposed Agreement, and again subject to numerous conditions precedent: (i) Transax is expected to become a wholly-owned subsidiary of the Company through the merger of Transax with a wholly-owned subsidiary of the Company; (ii) the Company is expected to change its name and, as a result, its trading symbol, to reflect the business concerns of Transax; and (iii) the Company is expected to adopt and implement a new stock option plan for key personnel of the Company. In conjunction with the terms and conditions of the proposed Agreement, the Company's resulting business, upon consummation of the Agreement, will be comprised of Transax's business assets at that time, which shall include all of the then business assets of Transax's wholly-owned subsidiaries.

     As of the date of this Proxy Statement, the Company is undergoing due diligence and final negotiations regarding execution of a formal agreement.

PRIOR OPERATIONAL HISTORY

Tun Resources, Ltd.

     On May 2, 2000, the Company entered into a share purchase and sale agreement with Golden Thunder Resources Ltd. ("Golden Thunder") to purchase from Golden Thunder approximately 80% of the issued and outstanding shares of common stock of Tun Resources Ltd., a Canadian corporation ("Tun Resources"), with an option to purchase the remaining 20% of the issued and outstanding shares of Tun Resources (the "Acquisition Agreement"). Pursuant to the terms of the Acquisition Agreement, and extensions thereto, the Company issued 1,600,000 (400,000 pursuant to a reverse stock split of one-for-four unrelated to the Reverse Stock Split discussed herein) shares of its restricted Common Stock to Golden Thunder and provided approximately $604,500 of funds to Tun Resources.

     During the prior fiscal year and in accordance with the terms of the Acquisition Agreement the Company was unable to timely provide the required aggregate amount of $1,180,000 by February 15, 2001. On February 9, 2001, the Company provided an amended letter of offer to Golden Thunder that outlined an offer to: (i) purchase the remaining 20% of Tun Resources; (ii) repurchase all of the Company's 1,600,000 shares of Common Stock from Golden


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


Thunder; and (iii) request an extension to the funding commitment requirement outlined in the Acquisition Agreement until such time as the shareholders of Golden Thunder voted to accept or reject the offer (the "Letter Offer"). The Letter Offer was presented to the shareholders of Golden Thunder for their approval and such approval was not received.

     Tun Resources Litigation

     On July 8, 2001, the Company filed a Statement of Claim in the Supreme Court of British Columbia naming Golden Thunder and Tun Resources as defendants ("Action No. 5013872"). The Company alleged in its Statement of Claim that certain representations were made by such defendants to the Company under the Acquisition Agreement and otherwise as follows: (i) Tun Resources had good and marketable title to its assets; (ii) the consideration paid by the Company was good and valuable consideration for the acquisition of the shares in Tun Resources; (iii) the intercorporate loan financing, which was to be provided by financing arranged by private investments and, therefore, the joint ventures, were marketable; and (iv) the control of Tun Resources would be transferred to the Company upon closing of the Acquisition Agreement. The Company alleged in its Statement of Claim that such representations were false and untrue and that the defendants made the representations fraudulently or negligently knowing them to be untrue, or recklessly without caring whether they were true or false, and that: (i) the title Tun Resources had to the assets was not good and marketable and was considerably lower in value than represented to the Company; (ii) the consideration paid by the Company to acquire the shares of Tun Resources was excessive and not good and valuable consideration; (iii) the intercorporate loan financing could not be raised in the manner agreed upon by the Company and the defendants; and (iv) the Boards of Directors of Golden Thunder and Tun Resources refused or neglected to replace the Board of Directors of Tun Resources with the board of directors of Golden Thunder. The Company further alleged in its Statement of Claim that: (i) the defendants made such representations to the Company in order to induce the Company to enter into the Acquisition Agreement;
(ii) the Company reasonably relied upon the representations made to it by the Defendants; and (iii) such misrepresentations were breaches of material terms of the Acquisition Agreement and have caused the Company loss and damages. The Company sought general and special damages in excess of $800,000.00.

     On August 2, 2001, Tun Resources and Golden Thunder filed their Statement of Defense in which they alleged that the Company breached the Acquisition Agreement by its failure to provide funding in the amount of $1,180,000 and that such failure to provide the required funding adversely affected the value of assets to be purchased by the Company.

     On November 1, 2002, the Company, Tun Resources and Golden Thunder entered into a settlement agreement and release of all claims (the "Settlement Agreement"). Pursuant to the terms of the Settlement Agreement: (i) Tun Resources and Golden Thunder paid to the Company $150,000.00; (ii) the Company released Tun Resources and Golden Thunder from any and all claims arising directly or indirectly from Action No. 5013872; and (iii) Golden Thunder returned to the Company its stock certificate evidencing the 1,600,000 (400,000 pursuant to a reverse stock split of one-for-four unrelated to the Reverse Stock Split discussed herein) shares of restricted Common Stock, which were cancelled.

The Ailaoshan/Xiaoshuijing Gold Project

     On May 4, 2000, the Company entered into a letter agreement with the No. 1 Geological Brigade of the Yunnan Bureau of Geology and Mineral Resources of


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Qujing City, Yunnan Province, China (the "Letter Agreement"), whereby the
Company acquired the right to acquire an approximate 70% interest in the Ailaoshang gold concession and prospect with claims that include the Xiaoshuijing gold resource located in the Chuxion Prefecture, Yunnan Province, China. Management plans to conduct future due diligence on the gold prospect in order to provide the basis for negotiation of the final terms of a proposed joint venture agreement; should the due diligence warrant continuing such negotiations. According to the terms of the Letter Agreement the Company must contribute and invest up to $2,500,000 to expand the gold prospect and increase mine production.

     As of the date of this Proxy Statement management of the Company does not believe that a definitive agreement will be consummated nor that any other nor that any other China-based venues will be pursued.

BOARD RECOMMENDATION

     Based upon review of a wide variety of factors considered in connection with its evaluation of the proposed change in corporate name, the Board of Directors of the Company believes that it would be in the best interests of the Company and its Shareholders to effectuate a proposed Name Change to such resulting name as the Board of Directors of the Company may determine, in its sole and absolute discretion, and in the best interests of the Company. Approval of the proposed Amendment to the Articles of the Company requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Meeting.

     The Board of Directors recommends a vote "FOR" the approval of the proposed Amendment to the Articles to effectuate a proposed Name Change of the Company.


                                   PROPOSAL II

                      APPROVAL OF THE STOCK OPTION PLAN FOR
                          KEY PERSONNEL OF THE COMPANY

STOCK OPTION PLAN

     On June 16, 2003, the Board of Directors of the Company unanimously approved and adopted a Stock Option Plan, a copy of which is attached hereto as Exhibit B. The purpose of the proposed Stock Option Plan is to advance the interests of the Company and its Shareholders by affording key personnel of the Company an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company. Pursuant to the provisions of the Stock Option Plan stock options (the "Stock Options") will be granted only to key personnel of the Company; generally defined as a person designated by the Board of Directors upon whose judgment, initiative and efforts the Company may rely including any director, officer, employee or consultant of the Company.

     The Stock Option Plan is to be administered by the Board of Directors of the Company, which shall determine: (i) the persons to be granted Stock Options under the Stock Option Plan; (ii) the number of shares subject to each Stock Option and the exercise price of each Stock Option; and (iii) whether the Stock Option shall be exercisable at any time during the option period of up to ten years or whether the Stock Option shall be exercisable in installments or by vesting only. The Stock Option Plan provides authorization to the Board of Directors to grant Stock Options to purchase a total number of shares of Common Stock of the Company, not to presently exceed 4,500,000 shares (post-Reverse Stock Split), as at the date of adoption by the Board of Directors of the Stock Option Plan. At the time a Stock Option is granted under the Stock Option Plan the Board of Directors shall fix and determine the exercise price at which shares of Common Stock of the Company may be acquired; provided, however, that any such exercise price shall not be less than that permitted under the rules and policies of any stock exchange or over-the-counter market which is applicable to the Company at that time.

     In the event that an optionee who is a director or officer of the Company, ceases to serve in that position, any Stock Option held by such optionee generally may be exercisable within up to 90 calendar days after the effective date that such position ceases, and after such 90-day period any unexercised Stock Option shall expire. In the event that an optionee, who is an employee or consultant of the Company, ceases to be employed by the Company, any Stock Option held by such optionee generally may be exercisable within up to 60 calendar days (or up to 30 calendar days where the optionee provided only investor relations services to the Company) after the effective date that such employment ceases, and after such 60- or 30-day period any unexercised Stock Option shall expire.

     No Stock Options granted under the Stock Option Plan will be transferable by an optionee, and each Stock Option will be exercisable during the lifetime of the optionee subject to the option period of up to 10 years and the limitations described above. Any Stock Option held by an optionee at the time of his death may be exercised by his estate within 1 year of his death or such longer period as the Board of Directors may determine.

     The exercise price of a Stock Option granted pursuant to the Stock Option Plan shall be paid in cash or certified funds upon exercise of the Stock Option.

Incentive Stock Options

     The Stock Option Plan further provides that, subject to the provisions of the Stock Option Plan and prior Shareholder approval, the Board of Directors may grant to any key personnel of the Company who is an employee eligible to receive Stock Options one or more incentive Stock Options to purchase the number of shares of Common Stock allotted by the Board of Directors (the "Incentive Stock Options"). The option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be not less than fair market value of a share of Common Stock on the date of grant of the Incentive Stock Option. In accordance with the terms of the proposed Stock Option Plan, "fair market value" of an Incentive Stock Option as of any date shall not be less than the closing price for the shares of Common Stock on the last trading day preceding the date of grant. The option term of each Incentive Stock Option shall be determined by the Board of Directors, which shall not commence sooner than from the date of grant and shall terminate no later than up to 10 years from the date of grant of the Incentive Stock Option, subject to possible earlier termination as described above.

     As of the date of this Proxy Statement no Stock Options nor Incentive Stock Options under the Stock Option Plan have been granted (which does not include those stock options previously granted). See " - Non-Qualified Stock

Option Plan" below. In accordance with the Company's proposed Stock Option Plan, and subject to approval by the Shareholders, the Company anticipates filing with the Commission registration statements on "Form S-8 - For Registration Under the Securities Act of 1933 of Securities to Be Offered to Employees Pursuant to Employee Benefit Plans" (each an "S-8") registering Stock Options and Incentive Stock Options under its proposed Stock Option Plan in the amount of up to 4,500,000 post-Reverse Stock Split shares at various exercise prices. Upon approval by the Shareholders of the proposed Stock Option Plan the Board of Directors will be authorized, without further Shareholder approval, to grant such Stock Options from time to time to acquire up to an aggregate of up to 4,500,000 shares of the Company's restricted Common Stock.

NON-QUALIFIED STOCK OPTION PLAN

     On May 1, 2000, the then Board of Directors of the Company adopted a Non-Qualified Stock Option Plan (the "Non-Qualified SOP"), which provided for the grant of 500,000 options to purchase an aggregate of 500,000 shares of restricted Common Stock at $1.00 per share.

     During the prior fiscal years 2001 and 2002, the then Board of Directors granted 487,500 stock options pursuant to the Non-Qualified SOP to acquire up to an aggregate of 487,500 shares of restricted Common Stock at $1.00 per share. No stock options as granted under the Non-Qualified SOP were exercised by the grantees.

     Subsequent to December 31, 2002, and as of the date of this Proxy Statement, the Board of Directors of the Company voted to terminate the Non-Qualified SOP and to unilaterally cancel the 487,5000 stock options as granted. The Board of Directors based its decision regarding cancellation of the stock options on the fact that the Non-Qualified SOP and subsequent grants of stock options were done at a time when management anticipated that the Company would have a viable and ongoing business development venture relating to certain mining claims. The grantees did not perform the services intended as the gold mining claims did not contain any gold and associated business operations failed. The business venture was subject to litigation (as described above) and is no longer being pursued by the Company.

BOARD RECOMMENDATION

     Based upon review of a wide variety of factors considered in connection with its evaluation of the provisions and terms of the proposed Stock Option Plan, the Board of Directors of the Company believes that it would be in the best interests of the Company and its Shareholders to adopt the proposed Stock Option Plan. Approval of the Stock Option Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Meeting.

     The Board of Directors recommends a vote "FOR" the approval of the proposed Stock Option Plan for key personnel of the Company.


                                  PROPOSAL III

              RATIFICATION OF THE PRIOR ACTIONS BY SHAREHOLDERS OF
                THE COMPANY PURSUANT TO WRITTEN CONSENT APPROVING
                     A REVERSE STOCK SPLIT OF ONE-FOR-TWENTY
                     OF THE COMPANY'S ISSUED AND OUTSTANDING
                             SHARES OF COMMON STOCK


PRIOR SHAREHOLDER APPROVAL OF THE REVERSE STOCK SPLIT

     The Board of Directors of the Company, at a previous meeting, authorized and approved, subject to Shareholder approval, a Reverse Stock Split of up to one-for-twenty of the Company's issued and outstanding shares of Common Stock. Therefore, an Information Statement pursuant to Section 14(c) of the Exchange Act (the "Information Statement") was prepared and filed with the Securities and Exchange Commission on October 17, 2002 and amended December 16, 2002.

     The Information Statement was circulated to the Shareholders of the Company in connection with the taking of corporate action without a meeting upon the written consent of 10 or less shareholders then holding of record a majority of the outstanding shares of the Company's Common Stock (the "Written Consent"). As of November 30, 2002 (the "Record Date"), there were 22,532,110 shares of the Company's Common Stock issued and outstanding. The names of the shareholders who signed the Written Consent and their respective equity ownership of the Company were as follows: (i) TriStar Financial Services, Inc., holding of record 1,216,214 shares of Common Stock (5.40%); (ii) Investor Communications International, Inc., holding of record 6,071,244 shares of Common Stock (26.94%); (iii) Alexander W. Cox, holding of record 4,323,300 shares of Common Stock (19.19%); and (iv) Brent Pierce, holding of record 1,406,247 shares of Common
Stock (6.24%).

     The matters upon which action was taken pursuant to the Written Consent by the shareholders dated March 25, 2003 included the approval and authorization for the Board of Directors to effect the Reverse Stock Split of one-for-twenty of the Company's outstanding Common Stock, which was effected by NASDAQ on approximately April 2, 2003.

     Subsequent to the effectuation of the Reverse Stock Split, the Company deteremined that applicable Colorado law requires the written consent of all shareholders in the event that written consents are utilized to obtain shareholder approval in lieu of a shereholder meeting. Therefore, the Board of Directors has decided that it would be prudent to have the Shareholders of the Company ratify the prior actions of the Shareholders taken pursuant to the Written Consent approving the Reverse Stock split and, as a result, has directed the filing of the Proxy Statement and the Meeting of the Shareholders.

PURPOSES AND EFFECTS OF THE REVERSE STOCK SPLIT

     The Board of Directors approved the Reverse Stock Split based upon its judgment that the Reverse Stock Split was in the best interests of the Company and its Shareholders, and that the Reverse Stock Split would result in the greatest marketability and liquidity of the Company's Common Stock. Effectuation of the Reverse Stock Split reduced the number of issued and outstanding shares of Common Stock from an aggregate of 22,532,110 shares to approximately 1,126,606 shares of Common Stock. The Common Stock is currently listed for trading on the OTC Bulletin Board under the symbol "VGAC" and on the Frankfurt Stock Exchange under the symbol "VGA".

     On the Record Date for the Written Consent, the reported closing price of the Common Stock on the OTC Bulletin Board was $0.14 per share. The Board of Directors of the Company has determined to use its best efforts in the future to cause the Company's shares of Common Stock to be approved for trading on the NASDAQ SmallCap Market (the "SmallCap Market") or on another more senior exchange. The Company currently does not qualify for admission to the SmallCap Market because its per-share price of $0.14 is below the present $3.00 level required for admission to the SmallCap Market. Furthermore, the Company's net present tangible assets and shareholders' equity are below the minimum requirements of $4,000,000 and $2,000,000, respectively, for inclusion on the SmallCap Market. Management believes that, based on future generation of revenues and offerings of Common Stock, the Company may eventually meet the net tangible assets and shareholder equity requirements imposed by the SmallCap Market. Management intended to effectuate the Reverse Stock Split at a level of one-to-twenty which it believed would be sufficient to enable the Company in the future to meet such requirements for admission for trading on the SmallCap Market or on another more senior exchange. The Board of Directors further believed that the Reverse Stock Split would help result in attaining both of its goals of achieving a per-share price in excess of $3.00 and increasing the marketability and liquidity of the Company's Common Stock.

     Additionally, the Board of Directors believed that the then per-share price of the Common Stock had limited the effective marketability of the Common Stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the brokerage commission on a higher priced issue. Any reduction in brokerage commissions resulting from the Reverse Stock Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling "odd lots" created by such Reverse Stock Split.

     The Board of Directors believed that the Reverse Stock Split did not and will not result in a significant reduction in the number of holders of the Company's Common Stock, and did not intend to effect any Reverse Stock Split that would result in a reduction in the number of holders large enough to jeopardize listing of the Common Stock on the SmallCap Market or the Company remianing subject to the periodic reporting requirements of the Securities and Exchange Commission. In the event the Company achieves a per-share price in excess of $3.00 thus allowing the possibility of listing on the Small Cap Market, the Company would continue as a "penny stock" and subject to the penny stock rules and regulations as well as the concerns discussed above.

     The Reverse Stock Split had the following effects upon the number of shares of Common Stock issued and outstanding (22,532,110 shares as of the Record Date) and had no effect upon the number of authorized shares of Common Stock. The Common Stock continues to be $0.00001 par value Common Stock following the Reverse Stock Split, and the number of shares of Common Stock outstanding has been be reduced. The following example is intended for illustrative purposes.


     Reverse Stock               Common Stock             Authorized                  Unissued Stock
         Split                   Outstanding             Common Stock             Before          After
     _____________               ____________            ____________          __________________________

        1 for 20                  1,126,606               100,000,000          77,467,890      98,873,394



     At the effective date of the Reverse Stock Split each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock") was reclassified as and changed into the appropriate fraction of a share of the Company's Common Stock, $0.00001 par value per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Shortly after the effective date of the Reverse Stock Split the Company sent transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing whole shares of New Common Stock. No certificates representing fractional share interests in the New Common Stock were issued, and no such fractional share interest entitled the holder thereof to vote or to any rights of a shareholder of the Company. In lieu of any such fractional share interest each holder of Old Common Stock who would otherwise be entitled to receive a fractional share of New Common Stock received in lieu one full share upon surrender of certificates formerly representing Old Common Stock held by such holder equal to or greater than 0.5 of a fractional share interest. Management of the Company intends to either offer payment equal to the value of such fractional share interest as of the Record Date to any shareholder holding less than 0.5 of a fractional share interest or issue one full share upon surrender of certificates representing Old Common Stock held by such shareholder.

 Federal Income Tax Consequences of the Reverse Stock Split

     The following is a summary of the material federal income tax consequences of the previous Reverse Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the New Common Stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Old Common Stock were advised to consult their own tax advisers regarding the federal income tax consequences of the Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws applicable to them.

     1. the Reverse Stock Split qualifies as a recapitalization described in Section 368(a)(1)(E) of the Code;

     2. no gain or loss will be recognized by the Company in connection with the Reverse Stock Split;

     3. no gain or loss will be recognized by a shareholder who exchanged all of his shares of Old Common Stock solely for shares of New Common Stock;

     4. the aggregate basis of the shares of New Common Stock received in the Reverse Stock Split (including any whole shares received in lieu of fractional shares) is the same as the aggregate basis of the shares of Old Common Stock surrendered in exchange therefore; and

     5. the hold period of the shares of New Common Stock received in the Reverse Stock Split (including any whole shares received in lieu of fractional shares) includes the hold period of the shares of Old Common Stock surrendered in exchange therefore.

THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORDINGLY, EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH HIS OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION APPLICABLE TO THEM.

BOARD RECOMMENDATION

     Based upon review of a wide variety of factors considered in connection with its evaluation of the Reverse Stock Split, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders that the prior actions by Shareholders pursuant to the Written Consent approving the Reverse Stock Split be ratified. Ratification of the prior actions by Shareholders pursuant to the Written Consent approving the Reverse Stock Split requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Meeting.

     The Board of Directors recommends a vote "FOR" the ratification of the prior actions by Shareholders pursuant to the Written Consent approving the Reverse Stock Split.


                                     GENERAL

OTHER MATTERS

     The Board of Directors does not know of any matters that are to be presented at the Meeting of the Shareholders other than those stated in the Notice of Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Meeting, it is intended that the Proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

SHAREHOLDER PROPOSALS

     If any shareholder of the Company intends to present a proposal for consideration at the Meeting of Shareholders and desires to have such proposal included in the Proxy Statement and forms of Proxy distributed by the Board of Directors with respect to such Meeting, such proposal must be received at the Company's offices, 435 Martin Street, Suite 2000, Blaine, Washington 98320,
Attention: Secretary, not later than July 30, 2003.

                                          By Order of the Board of Directors


                                          Grant Atkins

                                    EXHIBIT A

             ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION

                                       OF

                            VEGA-ATLANTIC CORPORATION

     FIRST: The name of the Corporation is Vega-Atlantic Corporation.

     SECOND: Immediately upon the effectiveness of this amendment to the Corporation's Articles of Incorporation pursuant to the Colorado Business Corporation Act (the "Effective Time"), the name of the Corporation shall be changed to ".".

     This Amendment shall be effectuated by striking in its entirety Article First by substituting in lieu thereof the following:

     "FIRST: The name of the Corporation is .".

     THIRD: By special meeting held by the Board of Directors of the Corporation on June 16, 2003, pursuant to and in accordance with Sections 7-108-202 and 7-110-103 of the Colorado Business Corporation Act, the Board of Directors of the Corporation duly adopted and recommended the amendment described above to the Corporation's Shareholders for their approval.

     FOURTH: Notice having been properly given to the Shareholders in accordance with Sections 7-107-105 and 7-110-103, at a meeting of Shareholders held on August 8, 2003, the number of votes cast for the amendment by the each voting group entitled to vote on the amendment was sufficient for approval by that voting group.

     IN WITNESS WHEREOF, Vega-Atlantic Corporation has caused these presents to be signed in its name and on its behalf by Grant Atkins, its President, and its corporate seal to be hereunder affixed on this __ day of August, 2003, and its President acknowledges that these Articles of Amendment are the act and deed of Vega-Atlantic Corporation and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.


                                         VEGA-ATLANTIC CORPORATION


                                         By:____________________________
                                              Grant Atkins, President

                                    EXHIBIT B
                                STOCK OPTION PLAN
                          OF VEGA-ATLANTIC CORPORATION



                                ________________



                               STOCK OPTION PLAN


                                      For:




                           VEGA-ATLANTIC CORPORATION
                           _________________________





                           VEGA-ATLANTIC CORPORATION
                         435 Martin Street, Suite 2000
                       Blaine, Washington, U.S.A., 98230

                                ________________

                            VEGA-ATLANTIC CORPORATION
                            _________________________

                                STOCK OPTION PLAN
                                =================



     This stock option plan (the "PLAN") is adopted in consideration of services rendered and to be rendered by key personnel to Vega-Atlantic Corporation, its subsidiaries and affiliates.


1.        DEFINITIONS.


     The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:


     BOARD:              The Board of Directors of Vega-Atlantic Corporation.



     COMMON STOCK:       The U.S. $0.001 par value common stock of
                         Vega-Atlantic Corporation.



     COMPANY: Vega-Atlantic Corporation, a corporation incorporated under the laws of the State of Colorado, U.S.A., and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.


     DATE OF GRANT:      The date on which an Option (see hereinbelow) is
                         granted under the Plan.



     FAIR MARKET VALUE:  The Fair Market Value of the Option Shares. Such Fair
                         Market Value as of any date shall be reasonably determined by the Board; provided, however, that if there is a public market for the Common Stock, the Fair Market Value of the Option Shares as of any date shall not be less than the closing price for the Common Stock on the last trading day preceding the date of grant; provided, further, that if the Company's shares are not listed on any exchange the Fair Market Value of such shares shall not be less than the average of the means between the bid and asked prices quoted on each such date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Board. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.


     INCENTIVE STOCK
     OPTION: An Option as described in Section 9 hereinbelow intended to qualify under section 422 of the United States INTERNAL REVENUE CODE OF 1986, as amended.


     KEY PERSON:         A person designated by the Board upon whose judgment,
                         initiative and efforts the Company or a Related Company may rely, who shall include any Director, Officer, employee or consultant of the Company. A Key Person may include a corporation that is wholly-owned and controlled by a Key Person who is eligible for an Option grant, but in no other case may the Company grant an option to a legal entity other than an individual.


     OPTION: The rights granted to a Key Person to purchase Common Stock pursuant to the terms and conditions of an Option Agreement (see hereinbelow).


     OPTION AGREEMENT:   The written agreement (and any amendment or supplement
                         thereto) between the Company and a Key Person designating the terms and conditions of an Option.


     OPTION SHARES:      The shares of Common Stock underlying an Option granted
                         to a Key Person.



     OPTIONEE:           A Key Person who has been granted an Option.



     RELATED COMPANY:    Any subsidiary or affiliate of the Company or of any
                         subsidiary of the Company. The determination of whether a corporation is a Related Company shall be made without regard to whether the entity or the relationship between the entity and the Company now exists or comes into existence hereafter.


2.        PURPOSE AND SCOPE.


          (a) The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Persons, upon whose judgment, initiative and efforts the Company may rely for the successful conduct of their businesses an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.


          (b) This Plan authorizes the Board to grant Options to purchase shares of Common Stock to Key Persons selected by the Board while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors and other matters.


3.        ADMINISTRATION OF THE PLAN.


     The Plan shall be administered by the Board. The Board shall have the authority granted to it under this section and under each other section of the Plan.


     In accordance with and subject to the provisions of the Plan, the Board is hereby authorized to provide for the granting, vesting, exercise and method of exercise of any Options all on such terms (which may vary between Options and Optionees granted from time to time) as the Board shall determine. In addition, and without limiting the generality of the foregoing, the Board shall select the Optionees and shall determine: (i) the number of shares of Common Stock to be subject to each Option, however, in no event may the maximum number of shares reserved for any one individual exceed 15% of the issued and outstanding share capital of the Company; (ii) the time at which each Option is to be granted;
(iii) the purchase price for the Option Shares; (iv) the Option period; and (v) the manner in which the Option becomes exercisable or terminated. In addition, the Board shall fix such other terms of each Option as it may deem necessary or desirable. The Board may determine the form of Option Agreement to evidence each Option.


     The Board from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company subject to the rules and policies of any exchange or over-the-counter market which is applicable to the Company.


     The Board may from time to time make such changes in and additions to the Plan as it may deem proper, subject to the prior approval of any exchange or over-the-counter market which is applicable to the Company, and in the best interests of the Company; provided, however, that no such change or addition shall impair any Option previously granted under the Plan. If the shares are not listed on any exchange, then such approval is not necessary.


     Each determination, interpretation or other action made or taken by the Board shall be final, conclusive and binding on all persons, including without limitation, the Company, the stockholders, directors, officers and employees of the Company and the Related Companies, and the Optionees and their respective successors in interest.


4.        THE COMMON STOCK.


     Save and except as may be determined by the Board at a duly constituted meeting of the Board as set forth hereinbelow, the Board is presently authorized to appropriate, grant Options, issue and sell for the purposes of the Plan, a total number of shares of the Company's Common Stock not to exceed 4,500,000, or the number and kind of shares of Common Stock or other securities which in accordance with Section 10 shall be substituted for the shares or into which such shares shall be adjusted. Save and except as may otherwise be determined by the disinterested approval of the shareholders of the Company at any duly called meeting of the shareholders of the Company, at any duly constituted Board meeting the Board may determine that the total number of shares of the Company's Common Stock which may be reserved for issuance for Options granted and to be granted under this Plan, from time to time, may be to the maximum extent of up to 100% of the Company's issued and outstanding Common Stock as at the date of any such meeting of the Board. In this regard, and subject to the prior disinterested approval of the shareholders of the Company at any duly called meeting of the shareholders of the Company, the total number of shares of the Company's Common Stock which may be reserved for issuance for Options granted and to be granted under this Plan, from time to time, may be increased to greater than 100% of the Company's issued and outstanding Common Stock as at the date of notice of any such meeting of the shareholders of the Company whereat such disinterested shareholders' approval is sought and obtained by the Company. All or any unissued shares subject to an Option that for any reason expires or otherwise terminates may again be made subject to Options under the Plan.


5.        ELIGIBILITY.


     Options will be granted only to Key Persons. Key Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise.


6.        OPTION PRICE AND NUMBER OF OPTION SHARES.


     The Board shall, at the time an Option is granted under this Plan, fix and determine the exercise price at which Option Shares may be acquired upon the exercise of such Option; provided, however, that any such exercise price shall not be less than that, from time to time, permitted under the rules and policies of any exchange or over-the-counter market which is applicable to the Company.


     The number of Option Shares that may be acquired under an Option granted to an Optionee under this Plan shall be determined by the Board as at the time the

Option is granted; provided, however, that the aggregate number of Option Shares reserved for issuance to any one Optionee under this Plan, or any other plan of the Company, shall not exceed 15% of the total number of issued and outstanding Common Stock of the Company.


7.        DURATION, VESTING AND EXERCISE OF OPTIONS.


          (a) The option period shall commence on the Date of Grant and shall be up to 10 years in length subject to the limitations in this Section 7 and the Option Agreement.


          (b) During the lifetime of the Optionee the Option shall be exercisable only by the Optionee. Subject to the limitations in paragraph (a) hereinabove, any Option held by an Optionee at the time of his death may be exercised by his estate within one year of his death or such longer period as the Board may determine.


          (c) The Board may determine whether an Option shall be exercisable at any time during the option period as provided in paragraph (a) of this Section 7 or whether the Option shall be exercisable in installments or by vesting only. If the Board determines the latter it shall determine the number of installments or vesting provisions and the percentage of the Option exercisable at each installment or vesting date. In addition, all such installments or vesting shall be cumulative. In this regard the Company will be subject, at all times, to any rules and policies of any exchange or over-the-counter market which is applicable to the Company and respecting any such required installment or vesting provisions for certain or all Optionees.


          (d) In the case of an Optionee who is a director or officer of the Company or a Related Company, if, for any reason (other than death or removal by the Company or a Related Company), the Optionee ceases to serve in that position for either the Company or a Related Company, any option held by the Optionee at the time such position ceases or terminates may, at the sole discretion of the Board, be exercised within up to 90 calendar days after the effective date that his position ceases or terminates (subject to the limitations at paragraph (a) hereinabove), but only to the extent that the option was exercisable according to its terms on the date the Optionee's position ceased or terminated. After such 90-day period any unexercised portion of an Option shall expire.


          (e) In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if, for any reason (other than death or termination for cause by the Company or a Related Company), the Optionee ceases to be employed by either the Company or a Related Company, any option held by the Optionee at the time his employment ceases or terminates may, at the sole discretion of the Board, be exercised within up to 60 calendar days (or up to 30 calendar days where the Optionee provided only investor relations services to the Company or a Related Company) after the effective date that his employment ceased or terminated (that being up to 60 calendar days (or up to 30 calendar days) from the date that, having previously provided to or received from the Company a notice of such cessation or termination, as the case may be, the cessation or termination becomes effective; and subject to the limitations at paragraph (a) hereinabove), but only to the extent that the option was exercisable according to its terms on the date the Optionee's employment ceased or terminated. After such 60-day (or 30-day) period any unexercised portion of an Option shall expire.


          (f) In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if the Optionee's employment by the Company or a Related Company ceases due to the Company's termination of such Optionee's employment for cause, any unexercised portion of any Option held by the Optionee shall immediately expire. For this purpose "cause" shall mean conviction of a felony or continued failure, after notice, by the Optionee to perform fully and adequately the Optionee's duties.


          (g) Neither the selection of any Key Person as an Optionee nor the granting of an Option to any Optionee under this Plan shall confer upon the Optionee any right to continue as a director, officer, employee or consultant of the Company or a Related Company, as the case may be, or be construed as a guarantee that the Optionee will continue as a director, officer, employee or consultant of the Company or a Related Company, as the case may be.


          (h) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8.


8.        PAYMENT FOR OPTION SHARES.


     In the case of all Option exercises, the purchase price shall be paid in cash or certified funds upon exercise of the Option.

9.        INCENTIVE STOCK OPTIONS.


          (a) The Board may, from time to time, and subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant to any Key Person who is an employee eligible to receive Options one or more Incentive Stock Options to purchase the number of shares of Common Stock allotted by the Board.


          (b) The Option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be no less than the Fair Market Value of a share of Common Stock on the Date of Grant of the Incentive Stock Option.


          (c) The Option term of each Incentive Stock Option shall be determined by the Board and shall be set forth in the Option Agreement, provided that the Option term shall commence no sooner than from the Date of Grant and shall terminate no later than 10 years from the Date of Grant and shall be subject to possible early termination as set forth in
                    Section 7 hereinabove.


10.       CHANGES IN COMMON STOCK, ADJUSTMENTS, ETC.


     In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.


     In the event of any such changes or exchanges, the Board shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, kind, or option price of the shares or other securities then subject to an Option or Options granted pursuant to the Plan and the Board shall make any such adjustment, and such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

11.       RELATIONSHIP OF EMPLOYMENT.


     Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any Optionee any right with respect to employment by the Company, or interfere in any way with the right of the Company to terminate the Optionee's employment or services at any time.


12.       NON-TRANSFERABILITY OF OPTION.


     No Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, and any attempt to do so shall be null and void.


13.       RIGHTS AS A STOCKHOLDER.


     No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 10, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.


14.       SECURITIES LAWS REQUIREMENTS.


     No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the United States SECURITIES ACT OF 1933, as amended, any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.


15.       DISPOSITION OF OPTION SHARES.


     Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (i) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (ii) that no Option Shares will be sold or otherwise distributed in violation of the United States SECURITIES ACT OF 1933, as amended, or any other applicable federal or state securities laws; (iii) that if he is subject to reporting requirements under Section 16(a) of the United States SECURITIES EXCHANGE ACT OF 1934, as amended, he will (a) furnish the Company with a copy of each Form 4 filed by him and (b) timely file all reports required under the federal securities laws; and (iv) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.


16.       EFFECTIVE DATE OF PLAN; TERMINATION DATE OF PLAN.


     The Plan shall be deemed effective as of June 19, 2003. The Plan shall terminate at midnight on June 19, 2013 except as to Options previously granted and outstanding under the Plan at the time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.


17.       OTHER PROVISIONS.


     The following provisions are also in effect under the Plan:


          (a) the use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary;


          (b) any expenses of administering the Plan shall be borne by the Company;


          (c) this Plan shall be construed to be in addition to any and all other compensation plans or programs. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable; and


          (d) the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Colorado, U.S.A.


     This Plan is dated and made effective on this 8th day of August, 2003.

                      BY ORDER OF THE BOARD OF DIRECTORS OF
                            VEGA-ATLANTIC CORPORATION
                                      Per:

                                 "GRANT ATKINS"

                                  Grant Atkins
                                  ____________
                                   A Director

                                    EXHIBIT 1
                            VEGA-ATLANTIC CORPORATION
                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 8, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder (the Shareholder") of Vega-Atlantic Corporation, a Colorado corporation (the "Company"), acknowledges receipt of the Notice of Meeting of Shareholders and Proxy Statement and associated documents, dated June 18, 2003, and hereby appoints Grant Atkins with the power of substitution, as Attorney and Proxy to represent and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Meeting of Shareholders, and at any adjournment or adjournments thereof, hereby revoking any Proxy or Proxies heretofore given and ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue thereof with respect to the following matters:

     1. Proposal to approve an Amendment to the Company's Articles which would effect a proposed Name Change of the Company to such name as the Board of Directors deems necessary or appropriate in its sole and absolute discretion.


             FOR  /___/              AGAINST  /___/           ABSTAIN  /___/

     2. Proposal to approve the Stock Option Plan for key personnel of the Company.


                FOR  /___/              AGAINST  /___/          ABSTAIN  /___/

     3. Proposal to ratify the prior actions by Shareholders of the Company taken pursuant to Written Consent approving the Reverse Stock Split.


             FOR  /___/              AGAINST  /___/          ABSTAIN  /___/

     4. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

     This Proxy, when properly executed, will be voted as directed. If no direction is indicated, the Proxy will be voted FOR each of the above proposals.



Dated:________________________, 2003             ________________________


     Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a Proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

   PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.